Exhibit 10.1

Confidential Treatment Requested

FOURTH AMENDMENT TO

TECHNOLOGY AND SERVICES AGREEMENT

This FOURTH AMENDMENT TO TECHNOLOGY AND SERVICES AGREEMENT (“Fourth Amendment”) is made by and between FMR LLC (“FMR”) and Envestnet, Inc., formerly known as Envestnet Asset Management Group, Inc., (“Envestnet”) as of December 31, 2011 (the “Fourth Amendment Effective Date”). Reference is made to a certain Technology and Services Agreement dated as of March 31, 2008 by and between FMR and Envestnet (the “Technology and Services Agreement”), as amended by (a) the First Amendment to Technology and Services Agreement dated as of June 26, 2008 (the “First Amendment”); (b) the Second Amendment to Technology and Services Agreement dated as of May 5, 2009 (the “Second Amendment”) and (c) the Third Amendment to Technology and Services Agreement dated as of November 16, 2009 (the “Third Amendment”; the Third Amendment, together with the First Amendment, Second Amendment and the Technology and Services Agreement, the “Agreement”). Capitalized terms not otherwise defined in this Fourth Amendment shall have the meanings ascribed to such terms in the Agreement.

WHEREAS, the Parties wish to amend certain terms to the Agreement in order reflect the parties current understanding with respect to the Services and FMR’s rights with respect to the Software and Documentation.

NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.	Payment Allocation Schedule.

Exhibit F to the Agreement, as initially referenced in Section 1(a), is hereby deleted in its entirety and replaced with the new Exhibit F attached to this Fourth Amendment.

2.	Hosting, Operational, Maintenance and Repair Standards.

Exhibit B to the Agreement, as initially referenced in Section 1(b), is hereby deleted in its entirety and replaced with the new Exhibit B attached to this Fourth Amendment.

3.	Definition of Software.

The fifth and sixth sentences of the second paragraph of Section 2(a) (such second paragraph commencing immediately following Section 2(a)(iv)) are hereby deleted in their entirety and replaced with the following:

“The Software includes, but is not limited to, the business dashboard, the manager console, the platform configurator, the training environment, the investment manager database, the product database, the portfolio modeling & analysis system, the trade order entry and tracking system, the private label proposal generation system, the performance reporting system, the account administration workflow system, the service request initiation/tracking system, the portfolio accounting system, the billing system, financial planning tools, trust planning or administration tools, the Software QA test suite, the data aggregation, data management and data reconciliation systems and infrastructure used to support these functions and Fidelity customizations including full integration into Streetscape, WealthCentral, AdvisorChannel, the platform commonly referred to as PI Rep Workstation and any successor platforms, and any related functionality, regardless of the electronic means of communication used for the delivery of such technology (such as the Internet, computer networks, telephone or telecommunications networks, cable television systems, web-based interactive TV, satellites, wireless devices and broadcast, or

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other mode of broadcast or transmission now known or subsequently developed). The Parties acknowledge that the foregoing list is an itemization of current, future or possible developments and may not represent Envestnet’s current Software and does not create an obligation on Envestnet to develop such Software.

4.	Security Requirements.

Exhibit E of the Agreement, as initially referenced in Section 2(h), is hereby deleted in its entirety and replaced with the new Exhibit E attached to this Fourth Amendment.

5.	Updates, Enhancements and Maintenance.

(a) Section 2(d)(i) and (ii) are hereby deleted in their entirety and replaced with the following:

“(i) Envestnet shall provide to Fidelity, in both Source Code and Object Code form, all Software Updates and all Documentation Updates developed or acquired by Envestnet during the Support Period, as defined in this Section. For purposes of this Agreement, “Support Period” shall mean any period during which Fidelity, in its sole election, (1) purchases Technology Services (as defined in Exhibit A) for the corresponding fees described in Exhibit F; (2) provides internal Hosting Services with respect to the Software and pays Envestnet the maintenance fee (the “Maintenance Fee”), as more particularly described and defined in Exhibit F; or (3) pays Envestnet the Maintenance Fee during such time as (A) the parties continue to operate under the Existing Agreements or any successor agreement and (B) (1) the parties have transitioned advisory responsibilities as contemplated under Section 1(c) with respect to one or more Clients and (2) Fidelity continues to make the then-applicable payments to Envestnet under Exhibit F. At such time as Fidelity elects to pay the Maintenance Fee as provided under Section 2(d)(i)(3), Envestnet’s obligation under this Section shall be limited to the delivery of the Software Updates and corresponding Documentation Updates to Fidelity, and Fidelity shall be responsible for integrating such Software Updates with Fidelity’s version of the Software. If Fidelity transitions responsibilities as contemplated under Section 1(c) and is making payments of the Platform Service Fees to Envestnet under Exhibit F while simultaneously operating under any of the Existing Agreements or any successor agreement as provided under Section 2(d)(i)(3), the aggregate amount of the fees paid for all Software Updates and all Documentation Updates shall not exceed the amount of the then applicable Maintenance Fee. Envestnet shall deliver the Software Updates and Documentation Updates available to Fidelity in accordance with the release process described in Exhibit A and at the same time as such Software Updates or Documentation Updates are implemented by Envestnet on or for its own proprietary software platform or otherwise made available to any other customer of Envestnet provided, however, at such time as Fidelity is providing Hosting Services with respect to the Software, Fidelity shall be solely responsible for the timing of making such Software Updates available to its Clients.

(ii) During the Support Period, Envestnet shall correct all Software bugs and systems errors reported to Envestnet by Fidelity in accordance with the standards set forth in Exhibit B. Software Updates containing error corrections or bug fixes shall be furnished to Fidelity in accordance with Exhibit B.”

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(b) Section 2(d)(v) is hereby deleted in its entirety and replaced with the following:

“(v) Technology Services shall be provided by Envestnet so long as Fidelity pays to Envestnet the corresponding payments for such Technology Services as described in Exhibit F. Envestnet’s maintenance and support obligations shall continue even if Envestnet is not providing Platform Services to Fidelity, so long as Envestnet is continuing to provide similar maintenance services to any other customer, or is still running the Software in production mode, and Fidelity has paid the applicable Maintenance Fee and wishes to continue to receive such maintenance services.”

6.	Exclusivity.

The first sentence of Section 2(e)(ii) is hereby deleted in its entirety and replaced with the following:

“Envestnet agrees that [***], Envestnet shall not develop for [***] the firms listed in Schedule 1, as amended by mutual agreement of the parties from time to time [***], the services listed in Schedule 2, as amended by mutual agreement of the parties from time to time. For purposes of this Agreement, Fidelity’s use of Envestnet as a “major service provider” shall mean such time as (A) Fidelity is paying Envestnet at least 75% of the Full Platform Fee, as specified in Exhibit F, for all Platform Services excluding Sales Support services; or (B) Fidelity operates as described in Section 2(d)(i)(3).”

7.	Term and Termination.

Section 4(d) of the Agreement is hereby amended by inserting the following clause immediately following the last sentence of the Section:

“If Fidelity so elects to postpone the expiration or termination of this Agreement, upon Fidelity’s written request to Envestnet, Envestnet shall cooperate with Fidelity during the applicable transition period in effecting the orderly transfer of Platform Services to Fidelity or a third party designated by Fidelity as contemplated by this Agreement. Such transition assistance shall include, without limitation, at no additional charge to Fidelity, Envestnet shall host up to four (4) Fidelity developers for up to ninety (90) non-consecutive calendar days over a maximum period of two hundred and seventy days (270) days at Envestnet’s offices in Sunnyvale, California, or such other appropriate location as may be agreed upon by the parties, for an additional Developer Hosting Period consistent with and otherwise in accordance with the terms of Section 2(c)(i).”

8.	Platform Services Fees.

The second paragraph of Section 5(a) is hereby deleted in its entirety and replaced with the following:

“To the extent that there is no basis point fee schedule for a sub-category, the Parties agree to set a basis point fee schedule for the sub-category based on the same expense and profit margin methodology that was utilized by the Parties in arriving at the Platform Service Fee structure set forth herein. During the Term of this Agreement and provided any Fidelity Company is purchasing Platform Services from Envestnet, Envestnet represents that it will not provide the Platform Services to any of its other clients at prices or fees lower than fees or with more favorable terms than provided for under this Agreement. Envestnet further agrees that Fidelity will be treated as a “Most Favored Customer” in terms of overall relationship pricing, such that the prices or fees will be the lowest overall relationship pricing offered to clients by Envestnet purchasing substantially the same set of Platform Services. The parties agree that, for the purposes of

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interpreting the foregoing, the parties shall consider, in good faith and by way of example and not as a limitation of the relevant factors, volumes, business mix, industry affiliations, and significant revenue differentials in determining whether terms offered to a client are more favorable than those extended to Fidelity at such time. If, during the Term of this Agreement, Envestnet offers arrangements with more favorable prices or terms to any other customer for the Platform Services, Envestnet shall, at the same time, extend such arrangement (i.e., combining pricing and associated terms) to Fidelity and Fidelity may elect to avail itself of such arrangement or retain the current pricing and associated terms as provided for in this Agreement.”

9.	Confidentiality.

Section 8(e) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Each Party acknowledges that as a financial institution, the other Party may be subject to certain laws and regulations regarding the privacy and protection of any Personal Information (as defined in Section 9 below), and that any receipt or use of such Personal Information by either Party may also be subject to compliance with such laws and regulations. Notwithstanding the provisions of Sections 8(a) and 8(b) above, information that represents Personal Information of a Client, any personnel of an Intermediary or any personnel of Fidelity shall always be considered to be Confidential Information of Fidelity. If and to the extent Envestnet receives, stores, maintains, processes or otherwise has access to Personal Information related to a Client, an Intermediary or Fidelity, regardless of whether such access is pursuant to or in conjunction with the provision of services under the terms of this Agreement or the Existing Agreements, Envestnet will (i) comply with all laws, rules and regulations applicable to such activities, and (ii) implement and maintain appropriate security measures to protect such Personal Information consistent with all applicable laws, rules and regulations, including without limitation, the “Standards for The Protection of Personal Information of Residents of the Commonwealth” as issued by the Massachusetts Office of Consumer Affairs and Business Regulation Standards. In addition, Envestnet will comply with all of FMR’s standards, procedures, and guidelines for service providers that relate to privacy, information protection, and data and systems security for which Envestnet has been provided a copy of such standard, procedure or guideline (collectively, the “FMR Service Provider Data Security Standards”). All costs incurred by Envestnet associated with establishing and maintaining the requirements set forth in Exhibit E or FMR Service Provider Data Security Standards shall be the responsibility of Envestnet. However, in the event Envestnet has to bear material additional costs to comply with any amendment to the requirements set forth in Exhibit E or FMR Service Provider Data Security Standards, the parties shall meet to discuss in good faith the situation. The discussions will allow Fidelity to explain the amended requirement to Envestnet, for Envestnet to raise any concerns Envestnet may have with complying with the amended requirement and for the parties to discuss whether Fidelity should reimburse Envestnet for all or a portion of such costs other than those to be incurred in connection with any data security requirements mandated by applicable law or regulation or generally adopted by the financial services industry. If the parties agree that Fidelity shall reimburse Envestnet for all or a portion of such costs, such agreement will be documented in a written document (such as an amendment to this Agreement) signed by the parties.”

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10.	Miscellaneous.

This Fourth Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement. Except as specifically amended by this Fourth Amendment, the Agreement shall continue unchanged and in full force and effect according to its terms. This Fourth Amendment may not be altered, amended, or modified except by a written instrument signed by an authorized representative of each Party.

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Confidential Treatment Requested

IN WITNESS WHEREOF, the Parties hereto have caused this Fourth Amendment to be duly executed and effective as of the Fourth Amendment Effective Date.

ENVESTNET, INC.

By:	/s/ Judson Bergman	Date:

Name:	Judson Bergman

Title:	CEO

FMR LLC

By:	/s/ Michael Fox	Date:	January 5, 2012

Name:	Michael Fox

Title:	Executive Vice President

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Schedule 1

Competitors

1.	[*** ]

2.	[*** ]

3.	[*** ]

4.	[*** ]*

*the parties acknowledge that Envestnet is able to service the [***                             ] of [***                    ].

5.	[*** ]*

* the parties acknowledge that Envestnet services the [***                             ] for [***                                 ].

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Schedule 2

Envestnet shall not develop [***                                                                          ] substantially similar to that described herein or in the Existing Agreements. For illustrative purposes only, and without in any way limiting the provisions of this Schedule 2 or Section 2(e)(ii), [***                                                          ]:

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At Envestnet’s request, Fidelity will in good faith consider exceptions to this prohibition to providing services and/or products to Competitors, taking into account the anticipated relative short-term and long-term effects on the Parties.

Notwithstanding the foregoing, Envestnet shall not be deemed to be in breach of Section 2(e)(ii) with respect to (1) any services or platforms provided to, or developed or in development for, a Competitor pursuant to any agreement with such Competitor executed prior to the effective date of the FBS Agreement, (2) the implementation of code or Software acquired by Envestnet, or (3) the provision of products and/or services to directly to Competitors’ customers (e.g., broker/dealer correspondents or registered investment advisors), including the creation of customizations for the integration of Envestnet’s platform with such customer’s platform.

In addition, nothing in this Agreement shall prevent Envestnet from allowing a Competitor to provide custody and brokerage services to clients, including independent broker/dealers or registered investment advisors of Envestnet’s other clients provided that such Competitor is not directly selling Envestnet services to such clients.

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

EXHIBIT B

EXHIBIT B: HOSTING, OPERATIONAL, MAINTENANCE AND REPAIR STANDARDS

This Hosting, Operational, Maintenance and Repair Standards Service Level Agreement (“SLA”) sets forth certain procedural guidelines and expectations regarding the provision of the Services. This document will provide information on the roles and responsibilities of all of the parties involved, assuming general expectations are available and working. The SLA is separated into two general categories: (1) Hosting and Technology Service Levels; and (2) Operational Service Levels. In the event of a conflict between this SLA and the Agreement, the terms and conditions of the Agreement shall govern. All material changes shall be mutually agreed to in writing by the parties.

The SLA shall apply to the Services regardless of whether the parties are operating pursuant to the Existing Agreements, the Agreement or any successor agreement. In the event a [***] (as defined in Section 1.B(4) below) is due Fidelity and Envestnet is providing services primarily under the Existing Agreements, the [***] may be applied against any amounts due to Envestnet pursuant to the Existing Agreements or the Agreement, which allocation may be at Fidelity’s election. If no such amounts are due, Fidelity may request payment of the [***], which Envestnet agrees to pay within thirty (30) days of such request.

1.	HOSTING AND TECHNOLOGY SERVICE LEVELS

In calculating Envestnet’s conformance with the Hosting and Technology Service Levels, Envestnet will be excused from meeting a Hosting and Technology Service Level in circumstances that constitute a Force Majeure event.

A.	GENERAL.

1. Envestnet shall host and operate the Software on Envestnet’s computer hardware physically situated at a “Tier 4” co-location facility operated and maintained by duly qualified co-location provider meeting commercially reasonable standards for such facilities (the “Co-location Provider”), which Co-location Provider is currently Centurylink, Inc. (f/k/a Qwest), located in Illinois and Denver. Envestnet shall set up and maintain a sufficient number of computer servers as is required for the Software to meet the performance specifications and service levels set forth in this Exhibit.

2. Envestnet shall not subcontract, outsource or delegate to any third party any aspect of Envestnet’s hosting, operation and maintenance of the Software (including, without limitation, customer support for users of the Software). Notwithstanding the foregoing, Envestnet may maintain its current co-location arrangement, and Envestnet may not change Co-location Providers or the location of its production environment, without, in each case, the prior written notice of Fidelity.

B.	OPERATIONAL STANDARDS AND SERVICE LEVELS.

1. Definitions.

(a) “Business Day” shall mean a day on which the New York Stock Exchange is scheduled to be open for trading.

(b) “Non-Prime Hours” shall mean collectively (i) during a Business Day, the time periods from 12:00 am Eastern Time to 7:59 am Eastern Time and from 8:01 pm Eastern Time to 11:59 pm Eastern Time, and (ii) during any day that is not a Business Day, the time period from 12:00 am Eastern Time to 11:59 pm Eastern Time. Non-Prime Hours shall not include any downtime for scheduled maintenance during the maintenance windows described in Section I below (Systems and Application Maintenance Overview).

(c) “Prime Hours” shall mean the time period from 8:00 am Eastern Time to 8:00 pm Eastern Time during a Business Day.

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2. System Availability.

The target availability for the Software is (i) 98.5% during Prime Hours and (ii) 98.5% during Non-Prime Hours.

Availability will be monitored by Envestnet, the Co-location Provider or by another comparable service mutually agreed upon by Envestnet and Fidelity. In addition, if a transition of the Platform Services has occurred pursuant to Section 1(c), Fidelity shall have the right to perform the monitoring of the availability of the Software in lieu of such party or such other comparable service performing such activity for such Platform Services, provided however that no such monitoring which requires access behind Envestnet’s firewall shall occur without Envestnet’s prior written consent. Availability shall be calculated on a monthly basis (calendar month) for determining whether the availability targets have been met.

Envestnet will monitor the single log-on transaction request from the demarcation point at Envestnet to the log-on authorization that is passed back to Fidelity. The demarcation point for calculating site availability is from the Envestnet internal network interface at the production facility and includes all production devices configured on the network. Site availability is not calculated beyond this point.

3. Response Time.

(a) Average response time shall be calculated on a monthly basis (calendar month) by Envestnet for determining whether the response time targets have been met.

(b) Envestnet utilizes a third-party service (currently Keynote Systems, Inc), to track and rate the download time performance of the Platform Services (the “System Response Time”). The System Response Time per quarter will be [***] of the KB40 Index on a quarterly average. The KB(40) Index is computed by measuring and then averaging the performance of 40 leading websites spread across different business sectors, to provide an indicator of "typical" Internet performance for the business user. The foregoing does not include scheduled maintenance periods.

(c) In addition, if a transition of the Platform Services has occurred pursuant to Section 1(c) of the Agreement, Fidelity shall have the right to perform the monitoring of the response time of the Software for such Platform Services in lieu of Envestnet or a third party performing such activity, subject to Envestnet’s approval of the methodology of such monitoring. If a transition of the Platform Services has occurred pursuant to Section 1(c), the parties agree that the System Response Time measurement shall follow the measurement set forth below for the provision of such Platform Services:

Tasks* Inquiry and Update:	System Response Time Average Standard per Month
Presale process functions	4 seconds
Account maintenance functions	4 seconds
All HTML reports	10 seconds
All PDF reports	20 seconds
Model Maintenance Functions	4 seconds
Money Manager Profiles	4 seconds

*	Exception during scheduled outages periods

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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4. Failure to Meet Targets.

(a) For the purposes of this SLA, a “Technology SLA Failure” shall have occurred if any of the following occur with regard to the Software for any given calendar month:

(i) the availability of the Software during Prime Hours is less than the target availability; or

(ii) the average of (1) the availability of the Software during Prime Hours and (2) the availability of the Software during Non-Prime Hours is less than 98.5%; or

(iii) the average response time is greater than the target average response time that has been mutually agreed upon by Envestnet and Fidelity.

On a monthly basis, Envestnet will capture business activity to determine whether a Technology SLA Failure has occurred.

(b) [***                                                                                                                                                                                                    ] (as further defined in a certain letter agreement by and between Fidelity and Envestnet dated as of the Fourth Amendment Effective Date) assessed for the month or months of the violation occurring in that quarter.

The total associated monthly percentage of the [***] pursuant to any Hosting and Technology Service Levels and/or Operational SLA Failures for any individual quarter is capped at [***] of the Admin Fee for that month.

The [***] pertaining to system availability is calculated as follows:

Activity	Monthly Metric	[***]

System Availability	98.5% – 98.0% 98.0% – 96.5% 96.5% – 95.0% 95.0% – 93.5% Below 93.5%	[***] [***] [***] [***] [***]

System Response Time	Within [***] of the KB40 Index	[***]

For the purpose of determining System Availability, unavailability shall include time that the Software is unavailable to Fidelity or Advisors due to errors that make the site inoperable. For purposes of determining the [***], System Availability is measured on a monthly basis.

System unavailability is calculated from the time the system becomes functionally inoperable until such time that functionality has been restored.

(c) [***                                                                                                                                                                                                    ] the parties agree as follows:

(i) [***                                                                             ] multiplied by the aggregate net Platform Services Fee payments charged (or due to be charged) by Envestnet to Fidelity pursuant to the Agreement (per the fee payment schedule described on Exhibit F attached hereto) for such calendar quarter. For clarity, the free credit percentages in this section apply only to the net Platform Services Fees payable by Fidelity and not the software license component.

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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(ii) Where an SLA Failure that occurred was the result of Envestnet failing to meet either or both of the targets relating to the availability of the Software, the [***                                                                                                                                                 ] (the “Calendar Quarter Availability”). For the purposes of the calculation described in the previous sentence, the availability of the Software for a particular month shall be the lower of (a) the availability of the Software during Prime Hours for that month, and (b) the average of (i) the availability of the Software during Prime Hours for that month, and (ii) the availability of the Software during Non-Prime Hours for that month. For example, if the availability of the Software during Prime Hours for each of January, February and March is 97.5%, 92% and 94% respectively, and the availability of the Software during Non-Prime Hours for each of January, February and March is 99%, 88% and 96% respectively, then for the purposes of calculating the [***], the system availability for each of January, February and March shall be 97.5% (the availability during Prime Hours for January), 90.0% (the average of the availability during Prime Hours and Non-Prime Hours during February) and 94.0% (the availability during Prime Hours for March).

Activity	Quarterly Metric	[***]

System Availability	98.5% – 98.0% 98.0% – 96.5% 96.5% – 95.0% 95.0% – 93.5% Below 93.5%	[***] [***] [***] [***] [***]

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For the purpose of determining System Availability, unavailability shall include time that the Software is unavailable to Fidelity or Advisors due to errors that make the site inoperable. For purposes of determining the [***], System Availability is measured on a monthly basis and [***] are calculated on a calendar quarter basis.

System unavailability is calculated from the time the system becomes functionally inoperable until such time that functionality has been restored.

The [***] for the system response time shall be added to the [***] for the system availability for the purposes of determining the overall Service Level Credit Percentage to be used in calculating the [***] for a particular calendar quarter.

Within fifteen (15) days after the end of each calendar quarter (or if Fidelity is performing the monitoring of the availability and response time for the Software, within fifteen (15) days of Envestnet’s receipt of the applicable report(s) from Fidelity showing the availability and response time measurements for each of the three calendar months of the previous calendar quarter), Envestnet shall deliver to Fidelity a report showing the system availability (calculated as described above) and system response time (calculated in accordance with the procedures to be developed by the parties as described above) for each of the three months within the previous calendar quarter and the calculation of the applicable [***                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                              ]

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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C.	MAINTENANCE AND REPAIR STANDARDS.

The following shall be provided by Envestnet at no additional charge to Fidelity or any Advisor:

1. Envestnet shall maintain the Software such that any enhancements of the features or functionality of the Software, or new features or functionality added to the Software, are promptly incorporated into the Software. Fidelity may elect to not have such enhancements or new features or functionality incorporated into the Software.

2. Envestnet shall not make any change to the Software that would require, or is reasonably likely to require, any change to Fidelity’s Streetscape application or any other software or system used by Fidelity without, in each case, obtaining the prior written consent of Fidelity and coordinating the implementation of such change to the Software with Fidelity.

3. Envestnet shall maintain the Software to conform to all applicable legislative and regulatory requirements.

4. Envestnet shall ensure that the Software supports the following browsers on the following platforms:

(a) the then-current version of Microsoft Internet Explorer and each of the two (2) preceding versions; and

(b) the then-current version of any other generally available browser that is compliant with W3C standards applicable to web browsers, and each of the two (2) preceding versions (provided that such version is also compliant with such W3C standards).

5. During the hours of 7:00 A.M. Central time to 7:00 P.M. Central time each Business Day, Envestnet shall make available to Fidelity service representatives, located at Envestnet’s Chicago offices, to handle Fidelity’s requests for support and service, such as:

(a) receiving reports of problems with the Software; and

(b) coordinating Fidelity’s access to Envestnet’s application and website support specialists for assistance in problem determination and error correction activities.

6. Envestnet shall provide Fidelity with the contact information for designated personnel of Envestnet who will handle Fidelity’s report of problems with the Software during hours outside of the time period specified in Section 4 above. Such contact information will include (i) where appropriate, pager numbers and/or cell phone numbers of the designated personnel, and (ii) an escalation process which Fidelity can use in the event the designated contact does not respond to Fidelity telephone calls and/or messages via pager.

7. Envestnet will respond to Fidelity’s report of problems with Software in accordance with the time periods set forth below. In each case, Fidelity shall have the right to specify the Severity level condition based upon its assessment of the current and/or potential impact to Fidelity’s business. No further severity level analysis is required by Envestnet.

Business Impact	Definition	Initial Response Time	Incident Updates(*)	Envestnet’s Work Schedule
Severity 1 (Critical)	Business is severely impacted or there has been a critical work stoppage created by the problem.	10 Minutes	Every hour	7X24 until temporary repair or workaround is in place

Severity 2 (Major)	Business is impacted but not a mission critical function - the problem affects the overall functionality, but the key elements are functioning properly with possible workarounds.	10 Minutes	Every 2 hours	7X24 until temporary repair or workaround is in place

Severity 3 (Moderate)	Business is not significantly impacted. There is full functionality but a defect does exist which should eventually be corrected.	30 Minutes	Once a day	Normal Business Hours

(*)	Envestnet shall report back to Fidelity’s designated contact on the current status of the reported problem in accordance with the specified frequency.

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8. Envestnet will provide Fidelity with an initial incident report (in writing or via email) within one Business Day of a reported Critical or Major incident. Envestnet will provide Fidelity with a completed incident report (in writing or via email) within one Business Day after resolution of a Critical and Major incident.

D.	HOSTING OVERVIEW.

Envestnet contracts with a “Co-location Provider,” defined as Tier 4 third-party provider of server space, power, light, air conditioning, and physical security.

Envestnet currently has selected Centurylink as its primary Co-location Provider and hosting partner. Centurylink was selected based upon their ability to provide enterprise level services. The primary production environment used to deploy the Software is located in the Chicago area Centurylink facility.

Centurylink provides 7x24 manned security operations at their facilities. They require card key access as well as biometric verification before admittance to the facility.

E.	DATA COMMUNICATIONS AND ENTERPRISE NETWORK MONITORING.

Data communications infrastructure is provided by our Co-location Provider. The Co-location Provider has, and will maintain, dedicated, redundant telecommunications infrastructure in the event there is failure on one of the provider circuits.

F.	ENTERPRISE MONITORING OVERVIEW.

Enterprise Network Monitoring is provided by our Co-location Provider. The Co-location Provider monitors the health and condition of servers and the applications running on those servers is monitored and email/pager alerts of abnormal conditions are sent to Envestnet staff.

In addition, other software tools may also be employed by Envestnet to monitor and pro-actively alert staff to potential problems that could affect availability of services and site performance.

G.	EXTERNAL/INDEPENDENT MONITORING OVERVIEW.

Envestnet uses external monitoring services provided by Keynote Systems (http://www.keynote.com) to monitor certain performance and availability characteristics of the Software. Envestnet and Keynote Systems, Inc. validate and ensure site connectivity and a favorable end-user experience for users of the Software. This Keynote service provides discrete site measurement and aggregated comparisons to other sites using the same service. Envestnet shall provide Fidelity with copies of all reports relating to the availability and response time of the Software that Keynote Systems provides to Envestnet.

H.	DATA BACKUP AND RECOVERY OVERVIEW.

The preservation of client information is built on two guiding principles: data protection with copies of information distributed in multiple locations, and high-availability through redundancy.

The production environment for the Software uses fault-tolerant computer systems and RAID 5 and Raid 10 storage systems to minimize interruptions due to hardware failures.

Confidential Treatment Requested

Envestnet provides redundancy at the primary facility using [***] as well as multiple load balanced web and application servers. For disaster recovery purposes, [***]The server hardware configured is mirrored in the offsite location as well.

These environments are tested routinely by Envestnet during extended hardware and systems maintenance windows by moving production off-hours between the discrete computer system environments.

Envestnet maintains its own DNS servers on multiple, different network segments allowing flexibility in directing the production environments between different logical or physical locations.

Data in the production environment is protected by multiple backups using multiple methods to ensure data integrity.

In addition to the site-to-site data replication between primary and secondary data centers, Envestnet performs full, complete onsite data backups nights in the primary location. Additionally, electronic vaulting in near real-time is performed on an ongoing basis of all data and is sent electronically to [***], an offsite facility, and each copy of the complete data is kept for various retention periods, the longest being seven years.

In summary, Envestnet provides multiple systems environments in multiple locations. Data backup is achieved by data synchronization in multiple systems environment, by disk-to-disk backup and finally by electronic vaulting to a 3rd party service provider.

I.	SYSTEMS AND APPLICATION MAINTENANCE OVERVIEW.

Standard Maintenance: in order to facilitate changes, enhancements or improvements to the hardware, systems and application environment, Envestnet allocates the following scheduled times: (i) a nightly window beginning at 8:00 pm Eastern time through 3:00 am Eastern Time where a patches may be applied during a short interval of a few minutes; and (ii) a quarterly scheduled maintenance window beginning at 3:00 pm Eastern time on Saturday through 9:00 am Eastern time on the immediately following Sunday. Note: these maintenance windows are not always used, but Envestnet Asset Management reserves these times for scheduled maintenance.

Envestnet will notify Fidelity at least one week in advance of any quarterly scheduled maintenance activities within such maintenance windows. Envestnet will not notify users of the Software of planned outages for quarterly scheduled maintenance. During any period in which the Software is not available due to maintenance activities, Envestnet shall take such steps as are necessary so that when a Streetscape user attempts to access the Software, such user will see a screen indicating the Software is not available. If a transition of the Platform Services has occurred pursuant to Section 1(c), the text and design of such message shall be subject to Fidelity’s review and approval for such Platform Services. In addition, Envestnet will to the extent possible use the same or similar message in the event the Software is unavailable due to any other reason.

If a transition of the Platform Services has occurred pursuant to Section 1(c), the parties agree that, at Fidelity’s election, the Systems and Application Maintenance Overview Section shall follow the measurement originally outlined in Exhibit B of the Technology and Services Agreement for the provision of Platform Services.

J.	ESCALATION PROCESS.

Envestnet’s Client Services Group (“CSG”) in Chicago maintains a staff of highly skilled individuals who are equipped with tools to answer questions regarding all aspects of the operation of the Software.

In matters where additional resources are required to resolve client issues, Client Services Representatives use service tracking software tools to manage requests for action by other departments within Envestnet’s organization.

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Client Services Representatives will escalate an issue to the manager of the appropriate departments and will utilize the Client Services Manager to resolve any issue under the timelines and terms below.

Severity 1 and 2 situations that cannot be resolved by Envestnet’s Level 1 customer support will be escalated to Envestnet’s Level 2 customer support within fifteen (15) minutes, or be immediately escalated to Level 2 customer support if requested by Fidelity. If resolution has not been achieved by the initial Incident Updates scheduled for Severity 1 (1 hour) and Severity 2 (2 hours) issues, these situations will be escalated to Envestnet’s Level 3 customer support to coordinate continued resolution efforts and reporting back to Fidelity. For situations other than Severity 1, 2 or 3 incidents, Envestnet’s standard policy is to provide same-day response to all client inquiries whenever possible.

Standard Escalation Process:

Level I: Client Service Representative

Level II: Client Services Manager

Level III: Senior Management of Envestnet

Confidential Treatment Requested

2.	OPERATIONAL SERVICE LEVELS

In calculating Envestnet’s conformance with the Operational Service Levels, Envestnet will be excused from meeting the Operational Service Level Agreement in instances where: (1) any other party has caused delays by submitting information outside of the agreed-upon timeframes; (2) performance within the stated standard is rendered impossible due to failure to perform by a third party (including account being NIGO) except in the case of third party sub advisors and other service providers introduced by Envestnet; (3) circumstances or events arise that constitute Force Majeure or (4) a Disaster Recovery event has occurred.

A.	MODEL AND ACCOUNT ADMINISTRATION

Operating Standards

Functions	Parties	Time / Metric	Description

1.1 ACCOUNT ANALYSIS	EAM Ops	[***] by 12:30 pm CST

Account (cash & security) Analysis:

1.1.1 Cash and/or Securities received or disbursed in an account that is above or below the model cash variance is reviewed on a daily basis prior to 12:30 pm CST.

•     Low Cash Accounts: Accounts with cash that is equal to or below 0.5%; additional funds may be raised to bring cash allocation back to target.

•     Excess Cash Drift Exceptions: Accounts with a cash drift that is 3% or more above the model cash target are reviewed. (Cash target = 2%, High Cash at 5%). Excess funds are invested to model.

Footnotes:

MF and Multi-MF accounts, SMA, MF Wrap, MMA, and UMA are monitored for cash drift that is 3% or more above the model cash target.

•     Not In Model Positions: Accounts with securities not part of the current model allocation are liquidated and proceeds are bought into the model.

•     Drift Exceptions: Investments outside drift parameters are not actively monitored or traded for the specifics of eliminating drift exposure. This means that Envestnet does not monitor and rebalance an individual account when a model position is out of drift due to normal market fluctuation or activity.

•     Account Level Activity: Deposits, Withdrawals – The trade generator will factor position drift in recommendations when executing trades to raise cash for distribution or for investing new money to the model. In addition, deposits or withdrawals over 15% of current market value will trigger a “True Rebalance” which generates trades across all model positions and does not consider minimizing trades.

Definition: A daily review of the cash and security inflows and outflows transacted on the Envestnet Platform (the “UMP”) with the purpose of maintaining adequate cash targets in each product type and according to parameter exceptions.

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Operating Standards

Functions	Parties	Time / Metric	Description
1.2 MODEL REBALANCES	ENV OPS	[***] by 12:00 pm CST

1.2.1 Received by ENV by 12:00 pm CST will be executed same day. Instructions received after 12:00 pm CST will be evaluated and executed if approved on a best efforts basis but no later than market close the following Business Day.

Frequency and Communication:

Model changes will be made by the third party manager and, by 12:00 pm CST, they will notify ENV Ops of upcoming changes via managermodels@envestnet.com prior to updating models on the platform in order for the appropriate groups to prepare and schedule the changes.

Trading During Delayed Rebalance Period:

•     New accounts will be invested to updated model

•     Existing account receiving new funding of cash or securities will be invested (account analysis). Rebalance Engine may recommend trades to bring account in line with changes made to the model

•     Accounts with a Service Request will be processed. Rebalance Engine may recommend trades to bring account in line with the changes made to the model.

•     Accounts traded during the Model Execution delay period, may again be traded once the Model Rebalance Instructions are executed.

I.	MODEL DRIFT

A.	MUTUAL FUND WRAPS (MFW):

For MFW, drift can be set on each model position. The platform default for drift on new positions is 3%. The money manager has the option to update the drift value on each model position by clicking on “Change Drift” under the “Model Actions” hyperlink.

The drift value is an absolute value and the drift parameter is calculated as “position target” +\- “drift”. For example, if a position’s target is 5% and drift is set at 2%, then the drift parameter is calculated as 3% - 7% or 5% +\- 2%. A position will be allowed to move within 3% and 7% without being considered as “out of drift”. The drift parameter is an important component of each rebalancing operation on an account. The Rebalancer will first consider positions that are outside of drift parameter when recommending trades.

Example of a Raise Cash request: the Rebalancer will trigger a “sell only” rebalance. When considering positions to sell, the Rebalancer will first consider the most over-weighted and outside of drift parameter position to sell. If this one trade is not sufficient to raise enough cash, then the second most out of weight position will be considered and so on. Trades generated will also be calculated so that the position will remain within drift parameter after the trade. Therefore, depending on model set up and amount of cash needed, the Rebalancer may generate only one trade and bring the position to the lower end of the drift parameter.

Wider drift values mean that fewer trades will be executed when the Rebalancer needs to raise or invest cash. However, tight drifts mean more trades for each rebalancing operation; tight drifts mean that more positions are likely to be outside of drift parameter and be considered to trade.

It is important to consider drift when setting up the model. Drift values that are larger than a position’s target mean that the lower end of the drift parameter is 0% (e.g.: target of 2% with a drift of 5%; drift parameter is 0% - 7%). A 0% lower end of the drift parameter means to the Rebalancer that it’s acceptable to not hold this ticker. Therefore, if the Rebalancer is raising cash, it may do so with one trade by fully liquidating this one position.

B.	SEPARATELY MANAGED ACCOUNTS (SMA):

For Separate Account models, drift is a hard coded value on the platform. It is a relative value and is “33% of the position’s target with a maximum of 3%”.

Examples:

a)	Position target is 3%, drift is +\- 1% (3% * 33% = 1%). Drift parameter for this position is then 2% - 4%.

Position target is 20%, drift is +\- 3% (20% * 33% = 6.6% but maximum drift value is 3%). The drift parameter for this position is then 17% - 23%.

II.	UNIFIED MANAGED ACCOUNTS \ MULTI-MANAGER ACCOUNTS (UMA/MMA):

A.	Drift on UMA and MMA sleeves vary depending on the type of sleeve used.

For SMA sleeves: drift rules for this sleeve’s model positions is the same as the Separate Account sleeve: 33% of the model position’s target with a maximum of 3%.

For MF \ETF sleeves: drift rules for these tickers will be what is set at the UMA or MMA overlay level. Just like in the case of the MF Wrap (FSP) models, the drift is an absolute value.

B.	For MFW sleeves: The drift rules within the FSP model are being used.

III.	REBALANCING \ MODEL CHANGE TRADE INSTRUCTIONS

A.	REBALANCING CLOSE TO TARGET

To achieve a rebalance as close to target as possible, the following actions are required:

By using the lowest possible drift value of 0.5% on each model position, the Rebalancer will generate a trade for all model positions to bring them closer to target. With the tight drift value, all accounts will most likely hold these model positions outside of drift parameter and, thus, will require the Rebalancer to consider all model positions to trade.

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

B.	SERVICE REQUEST PROCESSING

Operating Standards

Functions	Parties	Time / Metrics	Description
2.1 SERVICE REQUESTS: No special instructions or restrictions	ENV Ops	[***] received by 12:00pm CST

2.1.1 Service Request (SR):

ENV will begin same day processing for SRs received into Envestnet’s queue by 12:00pm CST. For SR’s received after 12:00pm CST, processing will be on a best efforts basis but will begin no later than 12:00pm CST the following Business Day.

Footnotes:

1.	SLA does not apply to an SR that includes special instructions. Special Instruction: a specific instruction to accomplish a requested outcome.
2.	Any SR set up incorrectly can be rejected back to advisor.

Service Request	SR Submitted By	Service Level	Metrics	Additional Details
2.2 OPEN REGISTRATION (w/o Master Account; Model Traded Account)	12:00 pm CST	[***]	[***]	2.2.1 Service Level measured from the time the Upload SIS task is completed, the time the Monitor Funding task is completed, and funding is visibly present on the platform to the time the investment task is completed.

OPEN REGISTRATION (w/o Master Account; Externally Traded Account)	12:00 pm CST	[***]	[***]	2.2.2 Service Level measured from the time the Upload SIS task is completed, the time the Monitor Funding task is completed, and funding is visibly present on the platform to the time the external investment task is completed.

OPEN REGISTRATION (with Master)	12:00 pm CST	[***]	[***]

2.2.3 For all types of subaccounts: Service level measured from the time the Upload SIS task is completed, the time the Monitor Funding task is completed, and funding is visibly present on the platform to the time the Journal In tasks are made ready.

Envestnet shops securities deposited to each of the underlying portfolio managers to determine which will be kept and which will be sold. Settlement included.

Includes time to shop additional securities to separate account managers and liquidate (presumes liquid securities) non-model securities.

	12:00 pm CST	[***]	[***]

2.2.4 For model traded subaccounts: Service level measured from the time the Journal In tasks are completed and the journal is visibly done on the platform to the day the corresponding investment task is completed.

	12:00 pm CST	[***]	[***]	2.2.5 For external traded subaccounts: Service level measured from the time the Journal In tasks are completed and the journal is visibly done on the platform to the day the corresponding external investment task is completed.

Open Registration: New Account investment. This SR is generated automatically within the proposal “Promote to IGO” process.

Footnotes:

3.	Open Registration SR is auto approved (brand value).
4.	Accounts funded with ONLY cash between the defined release parameters will auto-release. Accounts funded outside of auto-release parameters OR which included funding other than cash must be manually released to invest by the Home Office.
5.	All new accounts that are funded with transferred-in securities may be staged, which means sells are done at least one day prior to buys to ensure true pricing is achieved.
6.	Funding securities are assumed to be liquid. Should illiquid securities exist, SLA is not applicable. Fixed Income managers may take longer and, as a result, the SLA will not apply.

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Service Request	SR Submitted By	Service Level	Metrics	Additional Details
2.3 RAISE CASH (On Model Traded Account)	12:00 pm CST	[***]	[***]	2.3.1 Service Level measured from the time of submission of the service request to the day the model trading task is completed. Model trading tasks are Raise Cash or Sell Mutual Funds.

RAISE CASH (On Externally Traded Account)	12:00 pm CST	[***]	[***]	2.3.2 Service Level measured from the time of submission of the service request to the day the external trading task is completed.

Raise Cash: This request will raise cash on a registration.

Footnotes:

1.	Cash raised and not withdrawn will remain held until further instruction is given from advisor to release back to model.
2.	Raise Cash requests for Fixed Income accounts may take longer if a market is not readily available. Fixed Income recommended trades are at the discretion of the money manager. In the event a manager is unable to raise cash within 3 Business Days, a note is added to the Service Request alerting the advisor and home office of delay.
3.

In the event that a bond position appears in a type 7 position status at Fidelity as evident to Envestnet in the nightly transmission of the positions’ file, Envestnet make however many bonds are shown in type 7 ineligible for selling by Envestnet or the 3rd party money manager.

Service Request	SR Submitted By	Service Level	Metrics	Additional Details
2.4 SETUP SW • MONTHLY • QUARTERLY • YEARLY	12:00 pm CST	[***]	[***]

2.4.1 The periodic raise cash instructions are generated 15 calendar days prior to the specified day of the request.

Since the system creates the SR to raise cash 15 calendar days before the distribution date, create the Setup 2 Business Days before that.

2.5 EXECUTE SW (On Model Traded Account)	n/a	[***]	[***]	2.5.1 The B/D has the ability to select specific days of the month/quarter/year in which the systematic withdrawal will take place.

2.5 EXECUTE SW (On Externally Traded Account)	n/a	[***]	[***]	2.5.2 The B/D has the ability to select specific days of the month/quarter/year in which the systematic withdrawal will take place.

2.6 END SW	12:00 pm CST	[***]	[***]	2.6.1 Once completed, no future Exec SW will be created.

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Systematic Withdrawals: This request will generate recurring monthly/quarterly/yearly raise cash instructions on a registration. The instructions will be generated 15 days prior to the specified day of each month/quarter/year.

Footnote:

1.	If a Setup SWP SR is not submitted prior to 13 calendar days before the first specified SWP date, the advisor or BD will need to submit a Raise Cash Service Request to address the most immediate SWP cycle if needed.

Service Request	SR Submitted By	Service Level	Metrics	Additional Details
2.7 RE-REGISTRATION SIS (w/ Model Traded Account Number Change; Performance and History will not be Moved to New Account)	12:00 pm CST	[***]	[***]

2.7.1 Service Level measured from the time all Add Account tasks are completed and the Upload SIS task has been completed to the time the Journal In tasks are made ready.

Journal In tasks are to be used to journal directly from the closing account’s portfolio to the new account’s same portfolio. The master account should be bypassed entirely.

	12:00 pm CST	[***]	[***]

2.7.2 For model traded subaccounts: Service Level measured from the time the Journal In tasks are completed to the time the account Start Account task is completed.

Journal In tasks are to be used to journal directly from the closing account’s portfolio to the new account’s same portfolio. The master account should be bypassed entirely.

Copying account performance and cost basis information will add up to 3 Business Days to the service request.

2.7 RE-REGISTRATION SIS (w/ Externally Traded Account Number Change; Performance and History will not be Moved to New Account)	12:00 pm CST	[***]	[***]

2.7.3 Service Level measured from the time all Add Account tasks are completed and the Upload SIS task has been completed to the time the Journal In tasks are made ready.

Journal In tasks are to be used to journal directly from the closing account’s portfolio to the new account’s same portfolio. The master account should be bypassed entirely.

	12:00 pm CST	[***]	[***]

2.7.4 For externally traded subaccounts: Service Level measured from the time the Journal In tasks are completed to the time the account external investment task is completed.

Journal In tasks are to be used to journal directly from the closing account’s portfolio to the new account’s same portfolio. The master account should be bypassed entirely.

Copying account performance and cost basis information will add up to 3 Business Days to the service request.

2.7 RE-REGISTRATION SIS (with Model Traded Account, No Account Number Change)	12:00 pm CST	[***]	[***]

2.7.5 Accommodation requires some manual processing by ENV.

Journal In tasks are present but unnecessary since the account number is not changing. To be completed immediately with no further action required.

2.7 RE-REGISTRATION SIS (with Externally Traded Account, No Account Number Change)	12:00 pm CST	[***]	[***]

2.7.6 Accommodation requires some manual processing by ENV.

Journal In tasks are present but unnecessary since the account number is not changing. To be completed immediately with no further action required.

Note: A Re-registration request may not require trades in the account once the registration is established; trades are at the discretion of the portfolio trader.

Re-Registration: This request supports the change in registration ownership. It terminates the existing account(s), SWIP’s and ownership information and adds new account(s) and ownership information. It will not perform any buying and/or selling of security transactions. Such trading request must be processed through a separate Service Request.

Footnotes:

1.	*Advisor has the option to choose whether he/she wants to do a “copy account” which copies over the performance and cost basis information from the old account to the new account at the registration level. If a “copyact” is required, the process may take longer and will not be held accountable to the stated SLA.
2.	Copy account is an irreversible action.
3.	Re-Registration can only be used when there are no other changes outside of registration and/or billing.
4.	Old/closing model-traded accounts are placed on trade hold as soon as the new account numbers are added to the platform via the Add Account tasks.

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Service Request	SR Submitted By	Service Level	Metrics	Additional Details
2.8 REBALANCE REGISTRATION (For an instruction to Raise Cash in Model Traded Account)	12:00 pm CST	[***]	[***]	2.8.1 Service Level measured from the time of submission of the service request to the day the model trading task is completed.

2.8 REBALANCE REGISTRATION (For an instruction to Raise Cash in Externally Traded Account)	12:00 pm CST	[***]	[***]	2.8.2 Service Level measured from the time of submission of the service request to the day the external trading task is completed.

2.8 REBALANCE REGISTRATION (for an instruction to Invest Cash in Model Traded Account)	12:00 pm CST	[***]	[***]	2.8.3 Service level measured from the time the Journal In tasks are completed and the journal is visibly done on the platform to the day the corresponding deposit investment task is completed.

2.8 REBALANCE REGISTRATION (for an instruction to Invest Cash in Externally Traded Account)	12:00 pm CST	[***]	[***]	2.8.4 Service level measured from the time the Journal In tasks are completed and the journal is visibly done on the platform to the day the corresponding deposit external investment task is completed.

Rebalance Registration: This request allows an advisor to instruct the platform to rebalance allocations amongst multiple accounts within a registration.

Note: The rebalance operation raises cash from investments that are over their target allocation, and invests the cash in investments that are below target so that the goal is strictly aligned to the original investment selection.

Footnotes:

1.	Raise Cash requests for Fixed Income accounts may take longer if a market is not readily available. In the event a manager is unable to raise cash within 3 Business Days, a note is added to the Service Request alerting the advisor and home office of delay. Copy account is an irreversible action.
2.	Recommended trades are at the discretion of the Money Manager product only.
3.	This request is only applicable for goals that have multiple accounts.

Service Request	SR Submitted By	Service Level	Metrics	Additional Details
2.9 HARVEST G/L (On Model Traded Account)	12:00 pm CST	[***]	[***]	2.9.1 Service Level measured from the time of submission of the service request to the day the model trading task is completed. Service level does not include settlement.

2.9 HARVEST G/L (On Externally Traded Account)	12:00 pm CST	[***]	[***]	2.9.2 Service Level measured from the time of submission of the service request to the day the external trading task is completed. Service level does not include settlement.

Harvest Gains or Losses: This request allows an advisor to specify instruction for long-term or short-term gains/losses on accounts within the taxable registration. Execution of a tax harvest instruction involves selling appropriate securities, and then buying these securities back. Positions that are sold at a loss will be bought back after a 30 day wash period.

Footnotes:

1.	Requests to sell specific securities cannot be accommodated. SR’s with notes to sell specific securities will be rejected back to the advisor with a rejection note summarizing: Request cannot be processed due to special instruction, please contact your Home Office for further details.
2.	Harvest Gains/losses is not intended to be used in conjunction with a request to raise cash. Requests to do so are an exception process and prior consent is required before processing due to the additional manual steps involved.

•	These exceptions are considered on a case by case basis and may not be possible during high volume periods.

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Service Request	SR Submitted By	Service Level	Metrics	Additional Details
3.0 INVEST CONTRIBUTION 100% Cash Deposit Into Master	12:00 pm CST	[***]	[***]	3.0.1 For all types of subaccounts: Service level measured from the time the deposit is visible on the platform to the day the journal instructions into subaccounts are issued on the platform.

	12:00 pm CST	[***]	[***]	3.0.2 For model traded subaccounts: Service level measured from the time the Journal In tasks are completed and the journal is visibly done on the platform to the day the corresponding deposit investment task is completed.

	12:00 pm CST	[***]	[***]	3.0.3 For external traded subaccounts: Service level measured from the time the Journal In tasks are completed and the journal is visibly done on the platform to the day the corresponding deposit external investment task is completed.

3.0 INVEST CONTRIBUTION Securities present in Deposit Into Master	12:00 pm CST	[***]	[***]

3.0.4 For all types of subaccounts: Service level measured from the time the deposit is visible on the platform to the day the journal instructions into subaccounts are issued on the platform.

Envestnet shops securities deposited to each of the underlying portfolio managers to determine which will be kept and which will be sold. Settlement included.

Includes time to shop additional securities to Separate Acct Managers & liquidate (presumes liquid securities) non-model securities.

	12:00 pm CST	[***]	[***]	3.0.5 For model traded subaccounts: Service level measured from the time the Journal In tasks are completed and the journal is visibly done on the platform to the day the corresponding deposit investment task is completed.

	12:00 pm CST	[***]	[***]	3.0.6 For external traded subaccounts: Service level measured from the time the Journal In tasks are completed and the journal is visibly done on the platform to the day the corresponding deposit investment task is completed.

Invest Contribution: This request will invest new contributions across a registration with a master account. The operation will distribute the cash to better align each investment with its target allocation. If there is additional funding that goes directly to a manager and not the master, Envestnet is not responsible for verifying if the funding is in good order. That money will automatically be available to the portfolio manager as s/he sees fit.

1.	Funding securities are assumed to be liquid. Should illiquid securities exist SLA is not applicable.
2.	Envestnet creates the Invest Contribution Service Request on the platform no sooner than when the deposit is visible on the platform. This request is created for deposits that are not coming from subaccounts (deposits from subaccounts are considered to be moving out of the registration, so no need to create an SR to move the money back into the subaccounts).
3.	Envestnet will calculate the values for journal instructions and the B/D will be responsible for executing the journal instructions.
4.	For investments made directly in a managed account See Excess Cash Drift Exception and Not in Model Positions service level expectation outlined under Account Analysis.

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Service Request	SR Submitted By	Service Level	Metrics	Additional Details
3.1 CHANGE SIS	12:00 pm CST	[***]	[***]	3.1.1 Service Level is measured as to when the Upload SIS task is completed, the Monitor Contribution task is completed if present, and new account numbers are added or known to be recycling to the time processing begins.

	12:00 pm CST	[***]	[***]	3.1.2 If shopping is required as a part of the request, time start and complete shopping.

	12:00 pm CST	[***]	[***]	3.1.3 If liquidation is required as a part of the request, time to start and complete liquidation, including settlement. Assumes securities are liquid. If illiquid, SLA does not apply.

	12:00 pm CST	[***]	[***]	3.1.4 If a new model traded account is being established, time to open new account once Journal tasks are completed.

	12:00 pm CST	[***]	[***]	3.1.5 If a new externally traded account is being established, time to open new account once Journal tasks are completed.

Change SIS: This request is used when a fee is to be changed, when the target allocations for an investment are to be changed, manager selection is changed, a new investment is being added to the registration, or an existing investment is being removed from the registration. This request will create a new proposal for the registration with the current investment selections, and allow you to modify the investment using the proposal tool. Once you have made all the necessary changes, create a new SIS for the registration and then submit the request.

Footnotes:

1.	If a new account number (new investment) is being added to a registration, BD Operations also owns the “Add Account” and “Monitor Download” tasks. If the same account number is being recycled, BD Operations will add notes to the ‘Add Account’ task indicating so (i.e. “Please reuse account number”). If notes are clearly present at the Add Account tasks to identify which account numbers are being recycled, ENV may own the Add Account task associated with those accounts.
2.	Complex Change SIS requests may be delayed if ENV requires additional follow up to confirm instructions to ensure the Change is executed without error.
3.	All SLA levels stated above assume the request is in good order.

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Service Request	SR Submitted By	Service Level	Metrics	Additional Details
3.2 TERMINATE W/ LIQUIDATION (On Model Traded Account)	12:00 pm CST	[***]	[***]	3.2.1 Service Level measured from the time of submission of the service request to the day the model trading task is completed. Model trading task is Liquidate. Service level does not include settlement.

3.2 TERMINATE W/ LIQUIDATION (On Externally Traded Account)	12:00 pm CST	[***]	[***]

Extra day given to APL traded SLA due to the fact that managers are notified of account closure and trade hold is added that same day, but no liquidations occur until the next day in the event managers have already placed block orders on the day they are notified.

3.2.2 Service Level measured from the time of submission of the service request to the day the external trading task is completed. Service level does not include settlement.

3.2 TERMINATE W/ IN-KIND TRANSFER	12:00 pm CST	[***]	[***]	3.2.3 Service Level measured from the time of submission of the service request to the day the account is closed on the platform via the Close Account task.

Terminate/Liquidate: This request will terminate the investment management of all accounts in the registration/goal. If any account(s) in the registration/goal need to be liquidated, please select the liquidation option for those accounts before submitting SR.

Note: Liquidate requests for Fixed Income accounts may take longer if a market is not readily available, and in these cases, the SLA will not apply.

3.3 Review/Hold by Firm (where applicable)	n/a	[***]	[***]	3.3.1 Re-activate remaining ready tasks or take action based on the b/d response. This is valid only if the reason for which the review hold was added is resolved.

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

C.	OPERATIONS PROCESSES

Operating Standards

Service Function	Service Level	Metrics	Additional Details
4.0 Trade Error Analysis	[***]	[***]

1.       Upon notification by Fidelity, or upon discovery by Envestnet of any trade error or omission of a trade, Envestnet will place the affected account(s) on trade hold and report via email to Envestnet Compliance and the Envestnet Trade Error team.

2.       Upon notification by Fidelity, or upon discovery by Envestnet of any trade error or omission of a trade, Envestnet shall submit corrections or trades as soon as reasonably possible in order to reduce additional market risk caused by the error or omission.

3.       Envestnet will take 2 Business Days to draft an “as-of” analysis. Analysis will only be provided by ENV for trade errors that require “as-of” trading analysis, where evaluation of the client’s best interest is analyzed. Analysis for all other trade corrections will not be provided. If Envestnet is responsible for the error, the corrections will be done in Envestnet account. If Envestnet is not responsible for the error, the corrections will be done in Fidelity/Advisor error account depending on the firm who is at fault and mutual agreement between Envestnet and the firm found to be at fault. Envestnet will inform Fidelity via email of any delays beyond the 2nd Business Day after discovery of trade error.

Any subsequent trade corrections caused by Envestnet, due to error in analysis or trade correction instructions provided to Fidelity must be corrected within 2 Business Days of being reported to, or discovered by Envestnet.

4.1 Site Reconciliation	[***]ET	[***]

4.1.1 Complete reconciliation of accounts accessible in all areas of the platform available to MAS&MAR clients

4.1.2 In all cases, Envestnet will notify Fidelity Technical Support and Fidelity MAS&MAR Support areas via email per escalation procedures previously agreed upon by Envestnet and NF

4.1.3 On any account where valuation and positions have not been completely reconciled with the custodial data, trades should not be accepted on the platform until reconciliation is complete.

4.1.4 Recon metrics do not apply if custodian files are delayed or incomplete.

4.2 QPR Production	[***]business days after quarter end	[***]

Quarterly statements must be accessible on the MAS&MAR site and sent to print vendors by the 15th Business Day after quarter end.

The 98% does not include any QPR’s that were missed for the following reasons, which are outside of Envestnet’s control:

•     Invalid data from custodian

•     Advisor/back office updates to addresses, configuration (brand values), benchmarks, reporting groups, etc. made after the quarter ends.

•     Missing 3rd party feeds

•     Missing market commentary. It must be received by Envestnet by the third Business Day following the end of the quarter

•     Accounts missing fee schedule

•     Accounts opened with market value zero on the start date

•     Account with market value of zero

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Operating Standards
Service Function	Service Level	Metrics	Additional Details
4.3 Billing	[***]calendar days after the quarter end (or the following Business Day if that day falls on a non Business Day) * Next Business Day - Resolution on escalated Billing error affecting multiple clients	[***] [***]

Envestnet calculates fees and then transmits a billing file containing account level billing data in order for fees to be automatically deducted from the accounts by the custodian. This will be done by the 15th calendar day of the month, or the following Business Day if that day falls on a non Business Day.

If Envestnet encounters any transmission or upload delays, ENV will escalate the issue Fidelity Tech Support immediately.

Fees will be uploaded to the platform on the 15th calendar day of the month and accessible in advisor and home office billing reports.

It is expected that total client fees as well as the components of the client fee will be accurate on 100% of the accounts in the quarterly on-cycle and monthly off-cycle billing within an acceptable variance of up to 5%.

* ENV will notify the IWS MAR & Fidelity MAS&MAR Support immediately upon discovery of a fee calculation or billing errors and provided expected turnaround time for resolution. Full resolution is expected to be complete within 1 Business Day with regular periodic updates at the end of this period with expected time for resolution so client’s expectation can be properly established.

Confidential Treatment Requested

D.	SERVICE SUPPORT

SERVICE LEVEL: ICS SUPPORT GROUP & Advisory Services Group

Applicable Hours	M-F 8:00 AM - 4:00 PM CST (On days during which NYSE is open)
Service Provided to:	Fidelity
Inquiries via Phone?	Yes
Phone Number	See below for additional information
Inquiries via E-Mail?	Yes > denverICS@envestnet.com

SERVICE METRIC

5.0 Phone Service Level Metric

For issues that cannot be resolved during the initial phone call:

•     Fidelity will receive an update email, at least daily, as agreed upon between the parties.

•     Upon resolution, Fidelity will receive an email as agreed upon between the parties.

For escalations or urgent issues:

•     Fidelity will clearly notify ICS that the situation is escalated or urgent during initial contact.

•     If solution is not arrived at during initial contact, ICS will set appropriate expectations for next steps and follow-up.

•     Fidelity should receive status updates regularly (at least every[***]).

•     Upon resolution, ICS will call Fidelity to discuss solution and next steps.

5.1 Email Service Level Metrics

•     Fidelity will receive a follow up to emailed inquiries[***].

•     For escalated or urgent requests, Fidelity will receive a follow up [***]

•   Fidelity must make it clear that the email is either escalated or urgent).

•     The e-mail will either resolve the issue or provide an update as to what is being done and who is being contacted to have the issue resolved.

•     Fidelity will receive subsequent updates via email as the status of the request or research is updated.

•     Fidelity will receive final notification when the issue has been resolved or research completed.

5.2 Client Issues Meeting

•     Fidelity will provide the expectation for weekly, monthly, or quarterly calls. Envestnet Institutional Client Service support team will provide a representative and will be responsible for tracking calls.

5.3 Advisor (IWS & NF)Services Group: Phone and Email Service Level Metrics (Envestnet will put in to effect these SLA Metrics no later than 18 months after the execution date of this agreement)

•     [***]% of calls from Advisors picked up [***]

•     [***]% of all email inquiries from Advisors responded to [***]if received prior to [***]CST;

•   If no resolution on topic, expectation must be set for resolution time

•     Client Problem Resolution (i.e. Billing) – Resolve via email or phone call response within 24 hours; If not resolved, follow up with status as agreed upon based on the expected resolution time of the request.

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

MAS&MAR - DEPLOYMENT SLAs

For the purpose of Section 2 of this SLA, a Business Day consists of 8 hours and starts at 9am Eastern Time (ET). Processing time for tasks is measured only during business hours.

The “Expected Resolution Time” starts upon receipt by Envestnet of any necessary information from either Advisor/Correspondent or Fidelity “In Good Order” and completion of task is measured at the point that the information is loaded by Envestnet correctly.

Expected Resolution Time does not include time for the B/D and/or RIA to do their tasks.

Envestnet and Fidelity agree to periodically review and assess these SLA’s on at least an annual basis. SLA’s are subject to change as a result of such reviews.

Request Type	Expected Resolution Time (Total Turnaround)	From Task	To Task (completion of task)	Metrics	Additional Details
Pricing Configuration	[***]	Upon completing the pricing grids, the Fidelity Deployment Manager will send them to Envestnet	Upon receipt of the grids, EAM Deployment Manager will work with billing to hard code the platform appropriately.	[***]%	Upon completion of the pricing grids being loaded to the platform, the EAM DM will proactively confirm with the Fidelity DM.

Forms Decision Tree	[***]	Upon receiving the completed forms decision tree from the end-client, the Fidelity Deployment Manager will send it over to Envestnet with the applicable forms.	Upon receipt of the forms decision tree, the EAM Deployment Manager will work to hard code the platform appropriately.	[***]%	Upon completion of the forms being loaded to the platform, the EAM DM will proactively confirm with the Fidelity DM.

NOTE: The Forms Decision Tree SLA above will not apply to those instances where the tree and forms are substantially or totally custom. The time required to load and test forms in that scenario must be established on a case-by-case basis.

Configurable Options / Brand Values	[***]	Upon receiving the completed configurable options spreadsheet from the end-client, the Fidelity Deployment Manager will send it over to Envestnet with the applicable forms.	Upon receipt of the configurable options spreadsheet, the EAM Deployment Manager will work to hard code the platform appropriately.	[***]%	Upon completion of the platform being configured, the EAM DM will proactively confirm with the Fidelity DM.

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

E.	OPERATIONAL SLA FAILURES

An “Operational SLA Failure” shall have occurred if Envestnet fails to attain one or more of the service metric (“SLA Criteria”) with respect to any of the Operational SLAs with respect to any operational tasks (the “SLA Activities”, as defined further below) set forth in Section 2 of this SLA for any given[***]. On a[***]basis, Envestnet will capture business activity to determine whether an Operational SLA Failure has occurred. In the Envestnet SLA Quarterly Management Report, the following will be tracked[***]: SLA Activities (below list), SLA Criteria, number of activities attempted, number of activities that failed to meet the SLA Criteria,

If a [***] activity does not meet the SLA’s Criteria, then that SLA Activities’ associated [***]percentage of the [***] will be assessed for the [***] of the violation occurring in that quarter. [***                                                                                                      ].

If a transition of the Platform Services has occurred pursuant to Section 1(c), the parties agree that the “Metric” listed for the Operational SLAs will remain the same as stated herein and the [***] for an Operational SLA Failure will be the percentage set forth below under “[***]” and applied to an “Assumed Admin Fee.” For purposes of this calculation, the Assumed Admin Fee shall mean the Admin Fee that would have been paid to Fidelity had the asset levels been serviced under the Existing Agreements.

Provided however:

a.	The total associated [***] percentage of the [***] pursuant to any Hosting and Technology Service Levels and/or Operational SLA Failures for any individual quarter is capped at [***]% for that-[***].

Activity	Metric	[***]
Account Analysis	[***]	[***]
Model Rebalances	[***]	[***]
Service Requests • Open Registration • Raise Cash • Re-Registration SIS • Rebalance Registration • Harvest Gains / Loss • Invest Contribution • Change SIS • Termination	[***]	[***]
Trade Error Analysis	[***]	[***]
Site Reconciliation	[***]	[***]

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

QPR Production	[***]	[***]
Billing • Next Business day	[***]	[***]
Service Support • Phone Service Level • Email Service level • Client Issues Meeting • Advisor (IWS & NF)Services Group: Phone and Email Service Level	[***]	[***]
Pricing Configuration	[***]	[***]
Forms Decision Tree	[***]	[***]
Configurable Options / Brand Values	[***]	[***]

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Institutional Client Service Support Team:

Contact Name	Title	Phone Number	Email

National Financial Services Operations Team:

Contact Name	Title	Phone Number	Email

Confidential Treatment Requested

EXHIBIT E

SECURITY REQUIREMENTS SCHEDULE

1. Introduction. This Security Requirements Schedule (this “Schedule”) establishes the basic requirements for Envestnet’s information security, as needed to ensure the confidentiality, availability and integrity of Fidelity Confidential Information. Envestnet shall comply with these requirements throughout Envestnet’s performance of Platform Services under this Agreement or the provision of services pursuant to the Existing Agreements.

2. Terminology. As used in this Schedule, each of the following terms (whether used with initial upper case or in all lower case) shall have the corresponding meaning set forth below. Each other capitalized term used herein but not defined herein shall have the meaning ascribed to it in this Agreement.

2.1. Contractor means a subcontractor, independent contractor, service provider or agent of Envestnet that stores, processes, handles or has access to any Fidelity Confidential Information (regardless of whether such subcontractor, independent contractor, service provider or agent is located within or outside of the United States).

2.2. Fidelity Sensitive Information means any Fidelity Confidential Information that is Personal Information, health care information, financial information or investment holdings information.

2.3. Encryption means the reversible transformation of data from the original (plaintext) to a obfuscated format (ciphertext) as a mechanism for protecting the information’s confidentiality, integrity and/or authenticity. Encryption requires an encryption algorithm and one or more encryption keys.

2.4. Store means to store, archive, back-up and/or perform any similar activities.

3. Security Reviews. Envestnet shall provide Fidelity the right to review Envestnet’s security controls annually for the entire period that Envestnet processes, stores or otherwise has access to Fidelity Confidential Information. Envestnet will use commercially reasonable efforts to promptly (but in no event later than sixty (60) days after receiving Fidelity’s request to schedule and perform such review) schedule such review for a mutually agreeable date. Envestnet shall provide Fidelity with access to Envestnet’s policies, procedures and other relevant documentation and to Envestnet’s Personnel as reasonably necessary to facilitate such reviews. During such review, Envestnet shall provide Fidelity with access to independent audit reports (relevant to the products and/or services being provided to Fidelity and/or the activities conducted by Envestnet pursuant to this Agreement) that have been performed on Envestnet, such as an SSAE 16 Type II (SAS 70 Type II) audit or SysTrust certification. If any issues are found during Fidelity’s review of Envestnet’s security controls, Envestnet and Fidelity shall met and mutually agree on a remediation plan with Fidelity within thirty (30) days following the completion of such review. Envestnet shall remediate each such issue in a timely manner in accordance with a remediation schedule agreed to by the parties.

4. Specific Security Requirements.

4.1. Security Policy. Envestnet shall maintain a comprehensive set of written security policies and procedures which cover, at a minimum:

(i) Envestnet’s commitment to information security;

(ii) information classification, labeling, and handling, and such policies and procedures related to information handling must describe the permissible methods for information transmission, storage, and destruction and such methods must be no less protective than those set forth in the Fidelity Supplier Information Protection Guidelines set forth below;

Confidential Treatment Requested

(iii) acceptable use of Envestnet’s assets, including computing systems, networks, and messaging;

(iv) information security incident management, including data breach notification and collection of evidence procedures;

(v) authentication rules for the format, content and usage of passwords for end users, administrators, and systems;

(vi) access controls, including periodic reviews of access rights;

(vii) logging and monitoring of Envestnet’s production environment, including logging and monitoring of physical and logical access to Envestnet’s networks and systems that process or store Fidelity Confidential Information;

(viii) disciplinary measures for Personnel who fail to comply with such policies and procedures; and

(ix) the topics described in the remainder of this Section 4 in a manner consistent with the applicable requirements for such topics as set forth in this Section 4.

4.2. Responsibility for Envestnet’s Information Security Program. Envestnet shall maintain an information security responsibility, with staff designated to maintain Envestnet’s information security program and to perform information security and information risk management.

4.3. Audits, Review and Monitoring of Envestnet’s Information Security Program. Envestnet shall cause an independent third party to conduct an audit of Envestnet’s information security policies, practices and controls. Such audit shall be an SSAE 16 Type II audit, ISO 27001 certification, or other audit comparable to either of the foregoing, and shall be conducted at least once each year. Such audit shall include a review of logical and physical security controls and shall cover all locations and processes used by Envestnet in support of Envestnet’s business relationship(s) with Fidelity and Fidelity Affiliates (including providing products and/or services to Fidelity and Fidelity Affiliates). Upon request by Fidelity, Envestnet will provide Fidelity with documentation describing the audit processes and overall results. In addition, Envestnet shall regularly monitor and review Envestnet’s information security program to ensure safeguards are appropriate to limit risks to Fidelity Confidential Information.

4.4. Asset and Information Management. Envestnet shall:

(i) maintain an inventory of all Fidelity Confidential Information that Envestnet processes or stores;

(ii) maintain an inventory of physical computing and software assets Envestnet uses in the performance of its activities under this Agreement; and

(iii) follow the Fidelity Supplier Information Protection Guidelines (set forth below) when handling, processing and storing Fidelity Confidential Information.

4.5. Physical and Environmental Security. Envestnet shall:

(i) restrict entry to Envestnet’s area(s) where Fidelity Confidential Information is stored, accessed, or processed solely to Envestnet’s personnel authorized for such access;

(ii) implement reasonable best practices for infrastructure systems, including fire extinguishing, cooling, and power, emergency systems, and employee safety;

Confidential Treatment Requested

(iii) provide physical entry controls for all areas where Fidelity Confidential Information is stored, accessed, or processed that are commensurate with the sensitivity of the Fidelity Confidential Information; each of Envestnet’s personnel accessing these areas must employ one or more unique, individually identifiable entry controls (such as card keys) that provide an audit trail of each entry; and all visitors who enter these areas must be logged and escorted by one of Envestnet’s personnel who are authorized to access such area; and

(iv) regularly monitor areas where Fidelity Confidential Information is handled, stored and/or processed, such as with cameras, guards, and/or entry logs.

4.6. Employee-related Matters. Envestnet shall:

(i) Perform credit and criminal background checks on all new Envestnet personnel (including Contractors) that has access to Fidelity Confidential Information, except to the extent limited or prohibited by applicable laws; such background checks must be performed prior to allowing such individual to access Fidelity Confidential Information; and Envestnet shall not allow any individual who does not have a satisfactory background check to access Fidelity Confidential Information;

(ii) train its new personnel (including Contractors) on the acceptable use and handling of Envestnet’s confidential information and confidential information of other companies that has been entrusted to Envestnet (such as Fidelity Confidential Information);

(iii) provide annual security education refreshers for its personnel (including Contractors) and maintain a record of personnel that completed such education; and

(iv) implement a formal user registration and de-registration procedure for granting and revoking access to Envestnet’s information systems and services; and upon termination of any of Envestnet’s personnel (including Contractors), Envestnet shall revoke such individual’s access to Fidelity Confidential Information [***                                                                                      ] following termination of such individual.

4.7. Communications and Operations. Envestnet shall:

(i) perform regular backups sufficient to restore services to Fidelity within the agreed upon recovery times (or, if no specific recovery times have been agreed to by the parties, within a commercially reasonable period of time);

(ii) encrypt all backup media containing Fidelity Confidential Information in accordance with the Fidelity Supplier Information Protection Guidelines set forth below;

(III) NOT DO (OR ALLOW ANY CONTRACTOR TO DO) ANY OF THE FOLLOWING WITHOUT, IN EACH CASE, OBTAINING THE PRIOR WRITTEN CONSENT OF FIDELITY: (A) STORE OR REPLICATE ANY FIDELITY CONFIDENTIAL INFORMATION OUTSIDE OF ENVESTNET’S PREMISES (FIDELITY ACKNOWLEDGES THAT ENVESTNET UTILIZES THE ARCHIVING STORAGE PROVIDER, IRON MOUNTAIN, INC. AND CENTURYLINK, INC. (F/K/A QWEST) AS A HOSTING FACILITY), (B) TRANSMIT, TRANSFER OR PROVIDE ANY FIDELITY CONFIDENTIAL INFORMATION TO ANY THIRD PARTY, OR (C) PROVIDE ANY THIRD PARTY WITH ACCESS TO ANY FIDELITY CONFIDENTIAL INFORMATION;

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

(iv) Notwithstanding the preceding clause (iii), in no event shall Envestnet do (or allow any Contractor to do) any of the following: (a) store or replicate any Fidelity Confidential Information outside of the United States, (b) transmit, transfer or provide any Fidelity Confidential Information to any third party (including any Contractor) located outside of the United States, or (c) provide any third party (including any Contractor) located outside of the United States with access to any Fidelity Confidential Information. Fidelity acknowledges that Envestnet utilizes a business location in Bhadra Tower, Cotton Hill Road, Vazhuthacaud, Trivandrum, Kerala 695014 India (the “India Location”), which is owned and operated by Envestnet’s wholly owned subsidiary (the “India Subsidiary”), to provide the Platform Services. Without limiting the applicability or general scope of the provisions of this Schedule, Envestnet states that it has implemented and regularly evaluates the effectiveness of security precautions at the India Location to ensure the confidentiality, availability and integrity of Fidelity Confidential Information, including the control of materials and information that can be removed from the India Location by Personnel. [***                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                             ]. Envestnet shall promptly notify Fidelity if the Services are provided from the Secondary India Location. None of the restrictions set forth in this clause (iv) may be waived or consented to by Fidelity in any manner other than in the form of a written amendment to this Agreement that is set signed by an authorized signatory for Envestnet and Fidelity;

(v) if any activities described in the previous clauses (iii) and (iv) are approved by Fidelity, maintain an inventory of the third parties and/or locations outside of Envestnet’s premises that store or replicate any Fidelity Confidential Information, the third parties that receive or receive access to Fidelity Confidential Information, the purpose for storing, replicating, providing or providing access to such Fidelity Confidential Information, the manner in which such Fidelity Confidential Information was transmitted or otherwise provided to such third party, the transmission and encryption/protection method or protocol (where applicable) used in transmitting or otherwise providing such Fidelity Confidential Information, a description of the Fidelity Confidential Information that was transmitted or otherwise provided to such third party, the name of the Fidelity employee that approved such arrangement and the date such approval was obtained;

(vi) when erasing or destroying Fidelity Confidential Information, employ data destruction procedures that meet or exceed the Department of Defense Standard for Secure Data Sanitization (DOD 5220.22M);

(vii) follow the Fidelity Supplier Information Protection Guidelines set forth below, including those pertaining to encryption, when transmitting or transporting Fidelity Confidential Information;

(viii) use hard drive encryption for all laptops on which any Fidelity Confidential Information is stored or that are used by Envestnet’s personnel to access any Fidelity Confidential Information, and such encryption shall be in accordance with the Fidelity Supplier Information Protection Guidelines set forth below;

(ix) maintain up to date malware detection and prevention on Envestnet’s servers and/or end user platforms, including virtual machine implementations, that transmit, access, process or store Fidelity Confidential Information;

(x) maintain a hardened Internet perimeter and secure infrastructure using firewalls, antivirus, anti-malware, intrusion prevention/detection systems, and other protection technologies as is commercially reasonable;

(xi) implement regular patch management and system maintenance for all of Envestnet’s systems including virtual machine implementations, that transmit, access, process or store Fidelity Confidential Information;

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

(xii) for production environments that make use of virtualized infrastructure to transmit, process or store Fidelity Confidential Information, implement and maintain security measures consistent with the then-current version of the United States Department of Commerce’s National Institute of Standards and Technology Special Publication 800-125 “Guide to Security for Full Virtualization Technologies” document, including, without limitation, the following security measures:

(a)	[*** ];

(b)	[*** ];

(c)	Management policies and procedures for securely handling virtual images and snapshots; such policies and procedures shall address at a minimum, the creation, transmission, storage, integrity of images, and associated access controls; and

(d)	[*** ]; and

(xiii) upon request, provide details on how Fidelity’s Confidential Information is segregated and protected from Envestnet’s other client data, if deployed in a multi-tenant or multi-customer environment.

4.8. Access Control. Envestnet shall:

(i) enforce best practices for user authentication; if passwords are used to authenticate individuals or automated processes accessing Fidelity Confidential Information, such passwords will comply with the current best practices for password usage, creation, storage, and protection. (Refer to the Fidelity Supplier Information Protection Guidelines below).

(ii) ensure that user IDs are unique to individuals and are not shared;

(iii) assign access rights based upon the sensitivity of Fidelity Confidential Information, the individual’s job requirements, and the individual’s “need to know” for the specific Fidelity Confidential Information;

(iv) review the access rights of Envestnet’s personnel (including Contractors) at least annually to ensure need-to-know restrictions are kept current;

(v) regularly review reports of user entry into Envestnet’s facilities housing Fidelity Confidential Information; and

(vi) not leave Fidelity Confidential Information unattended on desktops, printers or elsewhere in an unsecure manner in Envestnet’s facilities.

4.9. Application Development; Vulnerability Scans and Penetration Tests. Envestnet shall:

(i) implement a secure development methodology that incorporates security throughout the development lifecycle;

(ii) develop and enforce secure coding standards;

(iii) perform secure code reviews using automated scanning tools for all externally-facing applications and for any software developed by Envestnet (or a Contractor) and delivered to Fidelity;

(iv) commencing as of the first calendar quarter of 2012, perform vulnerability scans at least once each quarter for all externally-facing applications that receive, access, process or store Fidelity Confidential Information; upon request by Fidelity, Envestnet shall confirm in writing that Envestnet has successfully performed such vulnerability scans and provide Fidelity with the results; Fidelity shall have the right to perform vulnerability scans of these applications in

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Fidelity’s escrow environment at least once each quarter at Fidelity’s expense; and Envestnet shall correct all material issues discovered in the course of the vulnerability scans conducted by or on behalf of Envestnet or Fidelity within thirty (30) days or, if such issue(s) can not be corrected within such thirty (30) day period, within a period of time mutually agreed to by Envestnet and Fidelity; and

(v) perform penetration tests at least once each year for all externally-facing applications that receive, access, process or store Fidelity Sensitive Information; such penetration tests shall be conducted by a reputable independent third-party; upon request by Fidelity, Envestnet shall confirm in writing that Envestnet has successfully performed such penetration tests; and Envestnet shall correct all material issues discovered in the course of such penetration tests conducted by or on behalf of Envestnet within thirty (30) days or, if such issue(s) can not be corrected within such thirty (30) day period, within a period of time mutually agreed to by Envestnet and Fidelity.

4.10. Contractors. Envestnet shall:

(i) take reasonable steps to select and maintain Contractors that are capable of maintaining security measures to protect Fidelity Confidential Information in accordance with applicable laws and regulations and in a manner no less protective than the requirements set forth in this Agreement, including this Schedule; and maintain with each such Contractor a written contract requiring such Contractor, by contract, to implement and maintain such security measures;

(ii) not provide to any Contractor, or allow any Contractor to access, process, store, view or otherwise interact with, any Fidelity Confidential Information without obtaining the prior written consent of Fidelity;

(iii) not use, in connection with this Fidelity Confidential Information, any software or service provided by a third party where such software or service (a) is deployed by such third party acting as an application service provider (or similar), (b) is a “software as a service” offering (or similar), or (c) involves the use of “cloud computing” or “cloud services” (or similar) without obtaining the prior written consent of Fidelity;

(iv) be responsible to Fidelity for all acts and omissions of any Contractor, including any failure by a Contractor to comply with the provisions of this Agreement, including this Schedule;

(v) perform an annual security review of each Contractor; such security review shall include a review of the Contractor’s physical and logical controls, and information security policies and practices. In addition, Envestnet shall cooperate in obtaining the agreement of each Contractor to allow Fidelity to perform a security review of the Contractor’s facilities, physical and logical controls, and information security policies and practices; and

(vi) upon request by Fidelity, Envestnet shall obtain from each Contractor (or if Fidelity's request is limited to specific Contractors, each of those specific Contractors) the right for Fidelity to receive a copy of, or otherwise have the ability to review, the report(s) resulting from each audit or review of such Contractor's information security policies, practices and controls that was conducted by an independent third party (e.g. SSAE 16 Type II audit, SAS 70 Type II audit, ISO 27001 certification or similar),as available, within the then most recent three years and that is relevant to the security policies, practices and controls employed by such Contractor to protect Fidelity Confidential Information. The parties acknowledge that there may be a circumstance that Envestnet is unable to obtain the foregoing consent of Contractor to certain reports and Envestnet agrees to work with Fidelity in good faith to provide Fidelity with the necessary security assurances.

Confidential Treatment Requested

5. Information Security Incident Management. Envestnet shall:

(i) establish, test, and maintain an information security incident response process that includes, among other things, processes for evidence preservation, informing and working with law enforcement agencies, government agencies and similar parties as appropriate, and performing forensic analyses;

(ii) notify Fidelity of any information security incident involving Fidelity Confidential Information, including any security incident at or involving a Contractor’s systems, hardware, equipment, devices or premises computers or otherwise involving a Contractor’s personnel; Envestnet shall provide notification of any such incident promptly, but in no event later than seven (7) days (or if such incident involves Fidelity Sensitive Information, in no event later than two (2) days) following the date Envestnet first becomes aware of such incident; and

(iii) for each such incident, provide Fidelity with a final written notification no later than five (5) days following Envestnet’s closure of such incident, that includes detailed information regarding the root cause of such incident, actions taken, and plans to prevent a similar event from occurring in the future.

6. Business Continuity Management. Envestnet shall:

(i) establish and maintain a comprehensive business continuity plan (“BCP”) that covers the restoration of both technology and business operations in the event of an unplanned event; the planning process for the BCP will include risk analysis, business impact analysis, recovery strategies for different scenarios to include geographic/regional events, pandemics, and natural disasters (e.g., tornado, hurricane, flooding, fire, power outage); and the BCP shall cover, among other things, Envestnet’s operations associated with its activities under this Agreement;

(ii) test its BCP at least annually and provide Fidelity with an annual attestation that Envestnet successfully conducted a test of its BCP (such attestation shall include the scope, location(s), and date(s) of the test(s)); and

(iii) allow Fidelity to review Envestnet’s BCP and the results of Envestnet’s tests of its BCP conducted within the then most recent three (3) years.

7. Compliance. Envestnet shall:

(i) comply with the Fidelity Supplier Information Protection Guidelines set forth below;

(ii) establish and maintain mutually agreed upon policies and practices for records retention and data destruction applicable to the Fidelity Confidential Information and any other information produced in the course of or otherwise related to Envestnet’s activities under this Agreement;

(iii) establish a code of ethics and require employees to review and acknowledge it annually (except if and to the extent prohibited by law); and

(iv) if interacting directly with individuals, develop, implement and operate in accordance with a privacy policy (which among other things, describes the types of information collected, how the information is used, stored and shared, any options for an individual to “opt out” of any usage or sharing, and how an individual may access his or her information) and disseminate or otherwise make such privacy policy available to such individuals.

8. Follow-up Risk Management Actions. If Fidelity has previously performed a security review of Envestnet and/or one or more of its facilities (or those of its Contractors, as applicable), and as a result of such security review, items of concern were identified by Fidelity, Envestnet shall (a) if it has not already done so, cooperate with Fidelity to promptly develop a risk management plan to remediate such items of concern, and (b) implement the actions specified in the risk management plan no later than the corresponding date set forth in such risk management plan.

Confidential Treatment Requested

The risk management plan for the most recent security review is set forth below, or, if the plan below is blank, shall be set forth in another document prepared and agreed to by the parties.

RISK MANAGEMENT PLAN

Level of Concern	Action Plan	Date
HIGH

MEDIUM

LOW

9. Identity Theft. If Envestnet processes, handles or has access to Personal Information, Envestnet shall promptly notify Fidelity if, during the course of Envestnet’s activities under this Agreement, Envestnet’s employees become aware of any potential identity theft related to the individual(s) to which such Personal Information relates.

[remainder of page intentionally left blank]

Confidential Treatment Requested

Fidelity Supplier Information Protection Guidelines

Fidelity Information Classification and Handling Matrix

Without limiting Envestnet’s obligations as set forth in this Agreement, including this Schedule, the table below summarizes certain specific requirements applicable when transmitting (or transferring), storing or destroying Fidelity Confidential Information, including Fidelity Sensitive Information.

Information Classification	Examples	Transmission	Storage	Destruction
Fidelity Confidential Information other than Fidelity Sensitive Information	Business strategies and plans; Audit reports; Pre-release marketing information; Fidelity proprietary software; Technical specifications or architectures

Electronic: Encrypt when transmitted over public networks or transferred outside of Envestnet’s premises on portable media or devices or other electronic media;

Print: Send via courier (including overnight delivery service) or registered mail with tracking number.

			Limit access to authorized personnel only; perform quarterly access rights reviews. Encryption when in storage preferred.	Electronic: Use DOD 5220.22M or equivalent procedures. Print: Shred

Fidelity Sensitive Information	Personal Information (including name, email, phone, mailing address, SSN, or account number) Personal financial information) Personal health information	Same as above	Limit access to authorized personnel only; perform bi-annual access rights reviews. Encryption in storage required.*	Same as above

[***                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                         ]

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Encryption

Set forth below are Fidelity’s current preferred encryption algorithms and current additional acceptable encryption algorithms. Envestnet shall use one of the preferred encryption algorithms when encrypting Fidelity Confidential Information unless it is not reasonably feasible to do so, in which case Envestnet shall use one of the additional acceptable encryption algorithms when encrypting Fidelity Confidential Information.

Preferred Encryption Algorithms
Purpose	Algorithms	Minimum Key Length (Bits)
Key Exchange	[***] [***]	[***]

Data Protection	[***] [***]	[***]

Hash	[***]	[***]

HMAC	[***]	[***]

Digital Signature	[***] [***]	[***]

Additional Acceptable Encryption Algorithms

Purpose	Algorithms	Minimum Key Length (Bits)
Data Protection	[***] [***] [***] [***] [***] [***]	[***]

Hash	[***] [***]	[***]

HMAC	[***] [***]	[***]

Digital Signature	[***][***][***] [***][***] [***]	[***]

Password-based Authentication Guidelines

All passwords administered or controlled by Envestnet (or a Contractor) shall meet the following guidelines:

Area	Guideline
Minimum password length	[***]characters

Password complexity	[***], not be easily associated with an individual or process, not found in a dictionary and not represent a pattern. It is strongly recommended that passwords contain [***]

Maximum password lifetime	At most [***]days

Minimum password history	[***]day

Protection in transit	Mandatory. Passwords must be encrypted in transit.

Protection in storage	Mandatory. Passwords must be hashed using an approved hash algorithm (see table above).

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

EXHIBIT F

EXHIBIT F: PAYMENT ALLOCATION SCHEDULE

1. Payment Allocation Schedule: Shown below is the payment schedule (Table F-1) and payment allocation schedule (Table F-2) for the Platform Services Fees, by investment product type.

2. Component Services: Fidelity shall be entitled to receive any of the component services so long as Envestnet continues to receive the fees described under the corresponding column of the payment allocation schedule in Table F-2.

3. Maintenance Fee:

MAINTENANCE FEE

Year	Maintenance Fee
Year 1 (January 1, 2012 to December 31, 2012)	$	[***]
Year 2 (January 1, 2013 to December 31, 2013)	$	[***]
Year 3 (January 1, 2014 to December 31, 2014)	$	[***]
Year 4 (January 1, 2015 to December 31, 2015)	$	[***]
Year 5 (January 1, 2016 to March 31, 2017)	$	[***]

The Maintenance Fee shall be payable on a quarterly basis within thirty (30) days of the quarter end. In the event Fidelity elects to extend the Support Period beyond the fifth year, the applicable Maintenance Fee for the sixth year shall be $[***], as adjusted by the US Bureau of Labor and Statistics CPI-U (urban cities all services) starting as a reference point of January 1, 2016. The Maintenance Fee for each successive year shall be subject to a similar adjustment on annual basis based upon the then prior year’s Maintenance Fee. A historic version of this CPI-U index can be found at: ftp://ftp.bls.gov/pub/special.requests/cpi/cpiai.txt.

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Pricing rates below reflect the best available rate of either existing F1 schedule minus fifteen percent or Exhibit K (MAS/MAR excluding administrative fee) minus fifteen percent.

The following Table F-1 represents “Full Platform Fee” for the respective Program Services.

Table F-1

Program/Product	First $500K	Next $500K	Next $1MM	Next $3MM	Over $5MM	Seat License	($)/Per Account	Ann. Min.Fees
Separately Managed Accounts (SMA) / - Bundled	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Fixed Income SMA/Mutual Fund Choice	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SAS Bundle 1: Equity and Balanced SMA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SAS Bundle 1: Fixed Income SMA/Mutual Fund Choice	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SAS Bundle 2: Equity and Balanced SMA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SAS Bundle 2: Fixed Income SMA/Mutual Fund Choice	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SMA Research	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Alternative Solutions	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Advisor-Directed UMA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Multi-Manager Accounts Program	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PMC MMA Portfolios II	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Program/Product	First $500K	Next $500K	Next $1MM	Next $3MM	Over $5MM	Seat License	($)/Per Account	Ann. Min.Fees
Russell Separate Account Manager Mixes	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Strategic Advisors Mutual Fund Portfolios	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Third Party Strategist Program - Bundled	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Third Party Strategist Program - Unbundled	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Envestnet/Sigma MFW	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Envestnet PMC Strategic ETF	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Envestnet PMC Tactical ETF (Core Portfolios)	[***				]	[***]	[***]	[***]
Envestnet PMC Tactical ETF (Total Return Portfolios)	[***				]	[***]	[***]	[***]
PMC Select Strategic and Dynamic Portfolios (PMC Mutual Funds)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PMC Dynamic ETF Portfolios	[***]					[***]	[***]	[***]
Proprietary Model Management - Home Office/Sponsor-Traded Bundled	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Program/Product	First $500K	Next $500K	Next $1MM	Next $3MM	Over $5MM	Seat License	($)/Per Account	Ann. Min.Fees
Proprietary Model Management - Home Office/Sponsor-Traded Unbundled	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Proprietary Model Management - Envestnet-Traded Models - Bundled	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Proprietary Model Management -Envestnet-Traded Models – Unbundled	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Advisor as Portfolio Manager – Bundled	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Advisor as Portfolio Manager – Unbundled	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Model Management Tools Only – License Fee	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PMC Tax Sensitive Overlay (aka Ongoing Tax Management)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PMC Tax Management Services (aka Tax Transition)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Socially Responsible Investments (SRI)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Time Segmented Distribution (TSD)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Retirement Outcome Advisor (ROA)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Annuities Services	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Program/Product	First $500K	Next $500K	Next $1MM	Next $3MM	Over $5MM	Seat License	($)/Per Account	Ann. Min.Fees
Reporting & Billing Comp. Only - Asset Based	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Reporting & Billing Comp. Only - Account Based	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Reporting & Full Billing Admin. – Asset Based	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Reporting & Full Billing Admin. – Account Based	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Table F-2

Investment Product Type	Technology	Hosting	Due Diligence	Platform & Account Services	Trade Admin	Sales/ Wholesaling	Client Support
Separately Managed Accounts (SMA) / - Bundled	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Fixed Income SMA/Mutual Fund Choice	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SAS Bundle 1 & 2: Equity and Balanced SMA	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SAS Bundle 1 & 2: Fixed Income SMA/Mutual Fund Choice	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SMA Research	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Alternative Solutions (MFC as proxy)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
UMA/MMA Programs	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Strategic Advisors Mutual Fund Portfolios (FSP as proxy)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Third Party Strategist Program – Bundled & Unbundled	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Envestnet/Sigma MFW (FSP as proxy)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Envestnet PMC Strategic ETF (FSP as proxy)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Envestnet PMC Tactical ETF (Core Portfolios) (FSP as proxy)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Envestnet PMC Tactical ETF (Total Return Portfolios) (FSP as proxy)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PMC Select Strategic and Dynamic Portfolios (PMC Mutual Funds) (FSP as proxy)	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Investment Product Type	Technology	Hosting	Due Diligence	Platform & Account Services	Trade Admin	Sales/ Wholesaling	Client Support
PMC Dynamic ETF Portfolios (FSP as proxy)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Proprietary Model Management—Home Office/Sponsor-Traded Bundled & Unbundled (APM as proxy)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Proprietary Model Management—Envestnet-Traded Models – Bundled & Unbundled (APM as proxy)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Advisor as Portfolio Manager – Bundled & Unbundled	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PMC Tax Sensitive Overlay (aka Ongoing Tax Management) and PMC Tax Management Services (aka Tax Transition) (APM as proxy)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Socially Responsible Investments (SRI) (APM as proxy)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Time Segmented Distribution (TSD) and Retirement Outcome Advisor (ROA) (APM as proxy)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Annuities Services (APM as proxy)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Reporting & Billing Comp. Only—Asset Based (APM as proxy)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Reporting & Full Billing Admin. – Asset Based (APM as proxy)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Technology Fee (for all product types when Envestnet does not provide Hosting Services)	[***]

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.